Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company Separate Account Ten
Putnam Capital Manager Series I - IV
Putnam Capital Manager Series V

Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account Ten
Putnam Capital Manager Series V

Supplement dated March 13, 2026 to the prospectus, and
updating summary prospectus dated May 1, 2025
The following supplements and amends the prospectus and updating summary prospectus for the above-mentioned contracts. Please read this supplement carefully and retain it for future reference. Special terms not defined in this supplement have the same meanings as in the prospectus or updating summary prospectus.

The Fund’s Board of Trustees has approved a name change to the Putnam VT Research Fund.

Effective May 1, 2026, all references to Putnam VT Research Fund are replaced with Putnam VT U.S. Research Fund.

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